Exhibit 99.3

2002 Performance and Outlook for 2003 INVESTING IN THE BANKING INDUSTRY May 20, 2003 The Harvard Club, NYC

Craig J. Cerny 1995 - Present - Chairman and CEO - Harrington West Financial Group, Inc. 1992 - 2002 - President and CEO of Harrington Financial Group, Inc. - Merged with Hasten Bancshares in January 2002 1985 - 1996 - Principal and Director - Smith Breeden Associates, Inc. 1979 - 1985 - Corporate finance positions with Hallmark Cards, Inc. and Pizza Hut Restaurants, Inc. 1978 - MBA, BS Finance - Arizona State University

During the course of my remarks today, you will hear me make certain predictive statements regarding our plans and strategies and anticipated financial results to assist you better in understanding our company. The forward looking statements about future results are not absolute. Refer to our 10K, 10Q's and 8K's on file with the SEC for further detail in this regard.

Mission Statement The mission of Harrington West Financial Group, Inc. and its subsidiary, Los Padres Bank is to be a high performing (as measured by return on equity) and opportunistic community-based financial services company, operating in multiple markets and providing attractively priced products and services with high customer value for commercial and retail customers. The Bank emphasizes relationship-driven personalized service, safety, community involvement, flexibility and active balance sheet management, utilizing state-of-the-art financial expertise.

History Harrington West was formed in September 1995 to acquire Los Padres Bank, then $140 million in assets with 4 locations on the Central Coast of California Harrington West was capitalized with private capital sources Principals of Smith Breeden Associates, a premier bank advisory and money management firm High net worth investors/institutions Business Associates Exchanging shareholders from Los Padres Bank Initial public offering completed on November 12, 2002 to fund further expansion As of March 31, 2003 $835 million in assets 12 banking locations in three states after second KC office opens in 2003 $51 million market cap

Corporate Structure 100% 100% 51%* * Resources Marketing, Inc., the holding company for the largest RE/MAX franchise in Arizona, owns 49%

Markets

Markets

Mission and Philosophy Build Product Diversity We will Add Prudently to the Bank's Product Lines to Provide Diversification of Revenue Sources and to Capture the Customer' s Full Relationship. Commercial Banking Wholesale Mortgage Banking Consumer Lending Harrington Wealth Management

New Product and Project Timeline

Mission and Philosophy Provide Product Quality and Value to Customers We Strive to Provide the Customer a Well- Priced Product, Backed by Personalized Service that Meets the Customer's Needs and the Bank's Spread and Return Targets Sales and Service Training Fixed Term OAS Pricing

Mission and Philosophy Focus on Opportunistically Improving Operating Efficiency and Franchise Value We will capitalize on opportunities that build our community banking franchise through acquisitions, new branching or electronic banking means in markets that we know and have favorable economic conditions. We will focus on maximizing the net present value of the franchise. Internet Banking Kansas Bank Scottsdale Bank Los Padres Mortgage Company

Mission and Philosophy Control Risk and Enhance Return through Modern Financial Management We Will Use Modern Risk Management Tools and Expertise to Control Interest Rate Risk and Credit Risk and Will Minimize Operational Risk through Stringent Controls and Audit Processes Los Padres will Seek to Remain "Well- Capitalized" at all Times

Mission and Philosophy Utilize Excess Capital Through a Hedged Investment Portfolio We will Deploy Excess Capital in a Well- Managed, Hedged Investment Portfolio, Utilizing the Mortgage and Hedging Skills of the Company

Mission and Philosophy Build Community Leadership and Involvement We Will Seek Opportunities to Better Our Communities through Investment, Service, Products and Employee Involvement CRA Programs Community Organization Participation Investing in Community Programs

Financial Accomplishments - Profits Financial Measure 2002 2001 Increase 1st Qtr. 2003 1st Qtr. 2002 Increase Net Profit $5.0 million $3.8 million 32.7% $1.6 million $1.1 million 47.8% Earnings per share (fully diluted) $1.39 $1.12 24.1% 36 cents 31 cents 16.1% Return on equity 15.4% 13.7% 1.7 points 14.9% 14.0% .9 points

Strategic Accomplishments in 2002 and early 2003 Loan and Deposit Mix Changes to Higher Margin Products Transaction based deposits grew to 29.0% of total deposits at March 31, 2003 from 16.3% at December 31, 2000 Non-Single Family loans to total loans grew to 69.6% at March 31, 2003 from 49.5% at December 31, 2000 Implemented Sales and Service Program to increase customers and cross sell ratios

Loan Portfolio Mix SFR CRE Multi Family C+I w/ Owner Ocupied Constr./ Land Other 2002 0.26 0.4 0.16 0.06 0.08 0.04 SFR CRE Multi Family C+I w/ Owner Ocupied Constr./ Land Other 2002 0.5 0.27 0.17 0.01 0.04 0.01

Deposit Portfolio Mix Passbook, Money Market, Personal and Business Checking Term Deposits 2002 0.29 0.71 SFR C+I w/ Owner Ocupied 2000 0.16 0.84

Financial Accomplishments - Revenue Financial Measure 2002 2001 Change 1st Qtr. 2003 1st Qtr. 2002 Change Net Revenue 1 $23.4 million $16.4 million 42.9% $6.9 million $5.3 million 31.2% Net Interest Income 2 $21.2 $15.4 million 38.0% $5.9 million $4.7 million 24.3% Banking Fee Income 3 $2.2 million $1.0 million 119.0% $1.0 million $492 thousand 92.5% Core Banking Income 4 $8.6 million $6.0 million 43.0% $2.6 million $1.8 million 42.9% 1 Net interest income plus banking fee income 2 Net Interest Income after provision for loan losses 3 Loan, deposit, HWM, mortgage brokerage, and other fees 4 Net Revenue minus operating expenses

Financial Accomplishments - Banking Fee Income Financial Measure 2002 2001 Inc. 1st Qtr. 2003 1st Qtr. 2002 Inc. Mortgage Banking Fees $1.1 million $403 thousand 173.0% $497 thousand $212 thousand 134.4% HWM Fees $412 thousand $348 thousand(1) 18.4% $117 thousand $84 thousand 39.3% Deposit and Loan Fees $657 thousand $531 thousand 23.7% $410 thousand $236 thousand 73.7% (1) Includes total revenue generated by HWM during 2001. HWFG was a 49% owner until October 31, 2001 and was accounted for under the equity method. Due to this, $67 thousand of fees was recognized as income during 2001.

Strategic Accomplishments in 2002 and early 2003 Completed Initial Public Offering on November 12, 2003, raising $10.2 million or 974 thousand shares on a net basis Successfully Opened a Los Padres Banking Office and Los Padres Mortgage Company (LPMC) in Scottsdale

Total Asset Mix 1998 1999 2000 2001 2002 1st Qtr 2003 Loans 335 384 396 450 448 475 Investments 130 88 54 187 328.8 318 Other 30 23 35 33 47 42

Loan Balances 1998 1999 2000 2001 2002 1st Qtr 2003 CRE 111 151 172 235 252 288 SFR 222 231 216 176 150 139 C&I 4 27 28 29 Cons 2 2 4 12 18 19

New Loan Originations New Loan Originations 1998 1999 2000 2001 2002 1st Qtr 2002 1st Qtr 2003 Portfolio Originations 152 109 90 111 188 18 79 Wholesale Originations 2.6 39.7 86 21 26 LPMC 9.1 0 13.7

Nonperforming Assets 1998 1999 2000 2001 2002 1st Qtr 2002 1st Qtr 2003 Nonperforming Assets 1.66 0.79 3.362 0.497 0.218 1.485 0.197 % to Total Assets 0.0033 0.0016 0.0069 0.0007 0.0005 0.0022 0.0002

Allowance for Loan Losses 1994 AvQtr97 1998 1999 2000 2001 2002 1st Qtr 2003 Allowance for Loan Losses 5 2 2.73 2.88 3.1 3.7 3.8 4.1 % to Total Assets 0.0033 0.0016 0.0069 0.0007 0.0005 0

Core Deposits 1998 1999 2000 2001 2002 1st Qtr 2003 Transaction 69 68 59 101 175 168 CDs 259 312 297 420 350 357

Net Interest Income 1998 1999 2000 2001 2002 1st Qtr 2002 1st Qtr 2003 Net Interest Income 9.44 12.4 11.8 15.3 21.6 4.9 6.2 Net Interest Margin 0.0206 0.0244 0.0231 0.0282 0.0314 0.0301 0.0306

Fee Income 1998 1999 2000 2001 2002 1st Qtr 2002 1st Qtr 2003 Fee Income 0.685 0.714 0.582 1.135 2.5 0.53 1

Actual Fees 1999 2000 2001 2002 1st Qtr 2002 1st Qtr 2003 Annualized Fees 62 221.095 277.579 421 84 117

Core Operating Profits* 1998 1999 2000 2001 2002 1st Qtr 2002 1st Qtr 2003 Core Operating Profits 2.86 4.69 4.041 6.17 8.91 1.82 2.58 % to Total Assets 0.0063 0.009 0.0083 0.0091 0.0128 0.011 0.0125 * Net revenue minus operating expense

Investment Portfolio Returns 1998 1999 2000 2001 2002 1st Qtr 2003 Portfolio Size 130 88 54 187 329 318 Annualized Spread to LIBOR -0.0057 0.0095 -0.0011 0.04 0.0244 0.0316

Net Income 1998 1999 2000 2001 2002 1st Qtr 2002 1st Qtr 2003 Net Income 0.6 2.36 2.58 3.802 5 1.1 1.6 ROA (Annualized) 0.0013 0.0048 0.0053 0.0066 0.0068 0.0065 0.0077

Earnings Per Share 1998 1999 2000 2001 2002 1st Qtr 2002 1st Qtr 2003 Fully Diluted Earnings per Share 0.2 0.71 0.77 1.12 1.39 0.31 0.36

Return on Equity 1998 1999 2000 2001 2002 1st Qtr 2002 1st Qtr 2003 0.0315 0.1046 0.1047 0.1369 0.1536 0.1402 0.1485

Capital Structure 1994 1998 1999 2000 2001 2002 2003 Plan Debt 5 8.2 7.665 9 18 11.3 12.9 Equity 0.0342 21.4 23.736 25.6 30 41.8 48 Debt/Equity % 0.383 0.323 0.3522 0.5999 0.27 0.2693

Strategic Focus for 2003 and Beyond Expand operations prudently in target markets of California, Arizona and Kansas Banking LPMC Continue Business Mix Shift to Business Lending and Commercial and Transaction Deposits Grow Fee Income at High Rates Harrington Wealth Management Fee Accounts Deposit and Loan Fee Income Mortgage Banking Focus on Present Value of Franchise and Return on Equity

Why Invest in Harrington West? Track record of improving profitability with a growing franchise Attractive markets and franchises Credit quality Opportunistic strategy Shareholder focused to maximize value CEO beneficially owns 12.5% and Directors and Officers own 24.3% Risk Management processes are emphasized Attractive valuation (NASDAQ Symbol: HWFG)

Book Value Per Share 1998 1999 2000 2001 2002 1st Qtr 2003 6.58 7.31 7.87 8.99 9.81 10.15